================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ---------------

                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                     January 23, 1998 (December 31, 1997)

                               ---------------


                            JDN Realty Corporation
            (Exact Name of Registrant as Specified in Its Charter)



  Maryland                     1-12844                            58-1468053
(State or Other            (Commission File                   (I.R.S. Employer
Jurisdiction of                Number)                          Identification
Incorporation)                                                      Number)

             3340 Peachtree Road, NE
             Suite 1530
             Atlanta, Georgia                             30326
             (Address of Principal Executive Offices)   (Zip Code)


                                (404) 262-3252
             (Registrant's Telephone Number, including Area Code)


================================================================================

Item 5.  Other Events
---------------------

     On December 31, 1997, the Company executed an Agreement for Purchase and Sale with Market Street Associates Limited Partnership and Brown Deer II Limited Partnership for the purchase of five shopping centers containing an aggregate of approximately 1.1 million square feet. The Company expects to close the purchase in February 1998 and will fund the purchase with borrowings under its unsecured line of credit, assumption of secured indebtedness and the issuance of limited partnership units

     Included in Item 7 herein are combined statements of revenue and certain expenses of four of these shopping centers for the year ended December 31, 1996 (audited), and for the nine months ended September 30, 1997 (unaudited) which are being filed pursuant to Rule 3-14 of Regulation S-X.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

     The following financial statements, pro forma financial information and exhibits are filed as part of this report:

A. Financial Statements of real estate acquired, pursuant to Rule 3-14 of Regulation S-X:

     Milwaukee Acquisition Properties
     --------------------------------
        Report of Independent Auditors
        Combined Statements of Revenue and Certain Expenses
        -   Year ended December 31, 1996
        -   Nine Months Ended September 30, 1997
        Notes to combined statements of revenue and certain expenses

B. Pro forma financial information required pursuant to Article 11 of Regulation S-X:
        Pro Forma Consolidated Balance Sheet of the Company
        -   September 30, 1997
        Pro forma consolidated statements of operations of the Company
        -   Year ended December 31, 1996
        -   Nine months ended September 30, 1997

     The unaudited pro forma balance sheet is based on the historical consolidated balance sheet of the Company as of September 30, 1997 as if the Company had acquired the Milwaukee Acquisition Properties on September 30, 1997.

     The unaudited pro forma consolidated statements of operations are based upon the historical consolidated statements of operations of the Company and the Milwaukee Acquisition Properties for the year ended December 31, 1996 and the nine months ended September 30, 1997 and are presented as if the Company had acquired the Milwaukee Acquisition Properties on January 1, 1996 and 1997, respectively.

     These unaudited pro forma financial statements should be read in conjunction with the combined statements of revenue and certain expenses and notes thereto of the Milwaukee Acquisition Properties included in this report, the consolidated financial statements of the Company included in its annual report on Form 10-K for the year ended December 31, 1996 and the unaudited interim financial statements of the Company on Form 10-Q for the nine months ended September 30, 1997. These unaudited pro forma financial statements are not necessarily indicative of what the actual results of the Company would have been assuming the transactions had been completed as set forth above nor are they indicative of the future results of the Company.

C.  Exhibits
    Exhibit 23.  Consent of Independent Auditors

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JDN REALTY CORPORATION



                                     By:  /s/ William J. Kerley
                                        --------------------------
                                         William J. Kerley
                                         Chief Financial Officer




Date:  January  23, 1998

                        Report of Independent Auditors


Shareholders and Board of Directors
JDN Realty Corporation

We have audited the combined statement of revenue and certain expenses of the Milwaukee Acquisition Properties as described in Note 1 for the year ended December 31, 1996. This combined statement of revenue and certain expenses is the responsibility of the Milwaukee Acquisition Properties' management. Our responsibility is to express an opinion on this combined statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenue and certain expenses. We believe that our audit of the combined statement of revenue and certain expenses provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of JDN Realty Corporation as described in Note 1 and is not intended to be a complete presentation of the Milwaukee Acquisition Properties' combined revenue and expenses.

In our opinion, the combined statement of revenue and certain expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses of the Milwaukee Acquisition Properties for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


                                             Ernst & Young LLP

Atlanta, Georgia
January 19, 1998

                       Milwaukee Acquisition Properties

              Combined Statements of Revenue and Certain Expenses




                                                Year ended     Nine months ended
                                                December 31,     September 30,
                                                   1996              1997
                                               -------------- ------------------
                                                                  (Unaudited)
Revenue:
  Minimum and percentage rents                   $3,917,954        $3,208,454
  Recoveries from tenants                         1,874,402         1,609,370
  Electrical revenue                                985,012           746,013
  Interest income                                    45,578            13,643
  Other income                                        2,881             2,294
                                                 ----------        ----------
Total revenue                                     6,825,827         5,579,774

Certrain expenses:
  Operating and maintenance                       1,184,923         1,063,055
  Real estate taxes                                 957,667           718,961
  Cost of electricity                               784,100           605,480
                                                 ----------        ----------
Total certain expenses                            2,926,690         2,387,496
                                                 ----------        ----------
Revenue in excess of certain expenses            $3,899,137        $3,192,278
                                                 ==========        ==========




See accompanying notes.

                       Milwaukee Acquisition Properties

         Notes to Combined Statements of Revenue and Certain Expenses

                              For the year ended
    December 31, 1996 and nine months ended September 30, 1997 (Unaudited)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying combined statements of revenue and certain expenses relate to the combined operations of Brown Deer Center, Shoppers World of Brookfield, West Allis Shopping Center and Point Loomis Shopping Center (collectively, the "Milwaukee Acquisition Properties"). The Acquisition Properties are located in Milwaukee, Wisconsin and have a combined total of 949,216 gross leasable square feet. JDN Realty Corporation (the "Company") intends to acquire the four retail centers from an unrelated third party during February 1998.

The accompanying combined statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of the Company. The combined statements are not representative of the combined actual operations of the Milwaukee Acquisition Properties for the periods presented nor indicative of future combined operations as certain expenses, primarily consisting of mortgage interest expense, depreciation, amortization, management fees, loss on lease terminations and corporate expenses have been excluded.

REVENUE RECOGNITION

Minimum base rentals are recognized as revenue on a straight-line basis over the terms of the operating leases. Tenants are required to pay contingent rentals based on common area maintenance expenses, and such contingent rentals are recognized as revenue when earned. Additionally, certain tenants pay incremental rental amounts based on sales volumes and these percentage rentals are recognized when billed.

USE OF ESTIMATES

The preparation of the combined statements of revenue and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of combined revenue and expenses during the reporting period. Actual results could differ from these estimates.

2. LEASES AND SIGNIFICANT TENANTS

The tenant base includes primarily national or regional retail chains and local retailers, and consequently the Milwaukee Acquisition Properties credit risk is concentrated in the retail industry.

The significant tenants of the Milwaukee Acquisition Properties and the minimum rents from these tenants, as a percentage of combined total minimum rents for the periods indicated, were as follows:



                                             Year ended        Nine months ended
Anchor Tenant        Shopping Center      December 31, 1996   September 30, 1997
--------------------------------------------------------------------------------
                                                                  (Unaudited)

T.J. Maxx       Brown Deer Center               11.27%               10.32%
                Shoppers World of Brookfield

Kohl's          Brown Deer Center               21.51%               19.78%
                West Allis
                Point Loomis

Pick N Save     Brown Deer Center               13.95%               12.77%
                West Allis
                Point Loomis

HomeGoods       Shoppers World of Brookfield    19.74%               18.07%
                West Allis

Office Max      Brown Deer Center               10.09%                9.24%
                Shoppers World of Brookfield

                            JDN REALTY CORPORATION
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                              September 30, 1997
                 (Dollars in thousands, except per share data)

                                                              JDN Realty                     JDN Realty
                                                              Corporation      Pro Forma     Corporation
                                                             Historical (A)   Adjustments     Pro Forma
                                                             --------------   -----------    -----------
                                                              (Unaudited)
ASSETS
  Shopping center properties, at cost:
   Land                                                         $ 66,908        $ 7,252 (B)    $ 74,160
   Buildings and improvements                                    347,605         41,092 (B)     388,697
   Property under development                                     65,501            --           65,501
                                                                --------        -------        --------
                                                                 480,014         48,344         528,358
   Less: accumulated depreciation and amortization               (35,358)           --          (35,358)
                                                                --------        -------        --------
    Shopping center properties, net                              444,656         48,344         493,000
  Cash and cash equivalents                                        2,207            --            2,207
  Restricted cash - escrow                                           186            --              186
  Rents receivable                                                 1,940            --            1,940
  Investments in and advances to unconsolidated entities          69,376            --           69,376
  Deferred costs, net of amortization                              4,362            --            4,362
  Other assets                                                    11,470            --           11,470
                                                                --------        -------        --------
                                                                $534,197        $48,344        $582,541
                                                                ========        =======        ========

LIABILITIES AND SHAREHOLDERS' EQUITY
  Liabilities
   Unsecured notes payable                                      $159,495            --         $159,495
   Unsecured line of credit                                       71,715         45,344 (C)     117,059
   Mortgage notes payable                                         13,657            --           13,657
   Accounts payable and accrued expenses                           3,986            --            3,986
   Other liabilities                                               1,799            --            1,799
                                                                --------        -------        --------
    Total Liabilities                                            250,652         45,344         295,996

  Third party investors' interests                                   --           3,000 (D)       3,000

  Shareholders' Equity
   Preferred stock, par value $.01 per share-
    authorized 20,000,000 shares, none outstanding                   --             --              --
   Common stock, par value $.01 per share-
    authorized 150,000,000 shares, issued and
    outstanding 15,493,501                                           155            --              155
   Paid-in capital                                               290,479            --          290,479
   Accumulated deficit                                            (7,089)           --           (7,089)
                                                                --------        -------        --------
    Total Shareholders' Equity                                   283,545            --          283,545
                                                                --------        -------        --------
                                                                $534,197        $48,344        $582,541
                                                                ========        =======        ========

               SEE NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

                            JDN REALTY CORPORATION
                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                              SEPTEMBER 30, 1997
                                  (UNAUDITED)


(A) Represents the historical consolidated balance sheet of JDN Realty Corporation (the "Company") as of September 30, 1997.

(B) Represents the allocated purchase price for the Milwaukee Acquisition Properties.

(C) Represents the financing of the cash portion of purchase price of the Milwaukee Acquisition Properties with an advance on the Company's unsecured line of credit.

(D) The Company and the owners of West Allis Shopping Center (the "Owners") intend to form a limited partnership to which the Owners will contribute the shopping center and the Company will contribute cash. The Company expects to consolidate the limited partnership for financial reporting purposes. Third party investors' interests represents the Owners' interest in this limited partnership.

                            JDN Realty Corporation
                  Pro Forma Consolidated Statement of Income
                         Year Ended December 31, 1996
                     (In thousands, except per share data)



                                                            JDN Realty         Milwaukee                       JDN Realty
                                                           Corporation        Acquisition       Pro Forma     Corporation
                                                          Historical (A)     Properties (B)    Adjustments     Pro Forma
                                                          --------------     --------------    -----------    -----------
Revenues:
  Minimum and percentage rents                               $ 32,933             $ 3,918           --          $ 36,851
  Recoveries from tenants                                       3,475               2,859           --             6,334
  Other revenue                                                   215                   3           --               218
                                                             --------             -------       -------         --------
   Total revenues                                              36,623               6,780           --            43,403

Operating expenses:
  Operating and maintenance                                     2,586               1,969           --             4,555
  Real estate taxes                                             1,817                 957           --             2,774
  General and administrative                                    3,367                 --            --             3,367
  Depreciation and amortization                                 7,786                 --          1,305 (C)        9,091
                                                             --------             -------       -------         --------
   Total operating expenses                                    15,556               2,926         1,305           19,787
                                                             --------             -------       -------         --------
  Income from operations                                       21,067               3,854        (1,305)          23,616

Other income (expense):
  Interest expense, net                                        (5,868)                --         (3,302)(D)       (9,170)
  Other income (expense), net                                      83                  45           --               128
  Equity in net income of unconsolidated entities               1,415                 --            --             1,415
  Third party investors' share of income of
    consolidated entity  0.00                                     --                  --           (175)(E)         (175)
                                                             --------             -------       -------         --------
Income before net loss on real estate sales and
  extraordinary items                                          16,697               3,899        (4,782)          15,814
Net loss on real estate sales                                     (15)                --            --               (15)
                                                             --------             -------       -------         --------
Income before extraordinary items                              16,682               3,899        (4,782)          15,799
Extraordinary items                                               --                  --            --               --
                                                             --------             -------       -------         --------
   Net income                                                $ 16,682             $ 3,899       $(4,782)        $ 15,799
                                                             ========             =======       =======         ========

Net income per share:
  Basic                                                      $   1.50                                           $   1.43
                                                             ========                                           ========
  Diluted                                                    $   1.50                                           $   1.42
                                                             ========                                           ========


            SEE NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                            JDN REALTY CORPORATION
              NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                         YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)


(A) Represents the historical consolidated statement of income of JDN Realty Corporation (the "Company") for the year ended December 31, 1996.


(B) Represents the combined revenue and certain expenses of the Milwaukee Acquisition Properties for the year ended December 31, 1996.


(C) Represents depreciation expense related to the portion of the purchase price of the Milwaukee Acquisition Properties allocated to building using a
     31.5 year life.


(D) Represents interest expense related to the acquisition of the Milwaukee Acquisition Properties assuming the Company incurred indebtedness at the beginning of the period to finance these acquisitions.


(E) Represents the Owners' share of the net income of the limited partnership formed to acquire the West Allis Shopping Center, which is expected to be consolidated for financial reporting purposes, assuming the limited partnership had been formed at the beginning of the period.

                            JDN Realty Corporation
                  Pro Forma Consolidated Statement of Income
                     Nine Months Ended September 30, 1997
                                  (Unaudited)
                     (In thousands, except per share data)



                                                        JDN Realty      Milwaukee                   JDN Realty
                                                       Corporation     Acquisition     Pro Forma    Corporation
                                                      Historical (A)  Properties (B)  Adjustments    Pro Forma
                                                      -------------  --------------   -----------   ------------

Revenues:
   Minimum and percentage rents                             $30,303          $3,208       $   --        $33,511
   Recoveries from tenants                                    3,111           2,355           --          5,466
   Other revenue                                                118               3           --            121
                                                            -------          ------       -------       -------
     Total revenues                                          33,532           5,566           --         39,098

Operating expenses:
   Operating and maintenance                                  2,263           1,669           --          3,932
   Real estate taxes                                          1,675             719           --          2,394
   General and administrative                                 2,943             --            --          2,943
   Depreciation and amortization                              7,125             --            978 (C)     8,103
                                                            -------          ------       -------       -------
     Total operating expenses                                14,006           2,388           978        17,372
                                                            -------          ------       -------       -------
   Income from operations                                    19,526           3,178          (978)       21,726

Other income (expense):
   Interest expense, net                                     (3,588)            --         (2,478)(D)    (6,066)
   Other income (expense), net                                  887              14           --            901
   Equity in net income of unconsolidated entities            2,834             --            --          2,834
   Third party investors' share of income of
     consolidated entity                                        --              --           (137)(E)      (137)
                                                            -------          ------       -------       -------

Income before net loss on real estate sales and
   extraordinary items                                       19,659           3,192        (3,593)       19,258
Net loss on real estate sales                                  (352)            --            --           (352)
                                                            -------          ------       -------       -------
Income before extraordinary items                            19,307           3,192        (3,593)       18,906
Extraordinary items                                          (5,940)            --            --         (5,940)
                                                            -------          ------       -------       -------
     Net income                                             $13,367          $3,192       $(3,593)      $12,966
                                                            =======          ======       =======       =======
Net income per share:
   Basic                                                    $  0.90                                     $  0.87
                                                            =======                                     =======
   Diluted                                                  $  0.88                                     $  0.86
                                                            =======                                     =======

            SEE NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                            JDN REALTY CORPORATION
              NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     NINE MONTHS ENDED SEPTEMBER 30, 1997
                                  (UNAUDITED)


(A) Represents the historical consolidated statement of income of JDN Realty Corporation (the "Company") for the nine months ended September 30, 1997.


(B) Represents the combined revenue and certain expenses of the Milwaukee Acquisition Properties for the nine months ended September 30, 1997.


(C) Represents depreciation expense related to the portion of the purchase price of the Acquisition Properties allocated to building using a 31.5 year life.


(D) Represents interest expense, related to the acquisition of the Milwaukee Acquisition Properties assuming the Company incurred or assumed indebtedness at the beginning of the period to finance these acquisitions.


(E) Represents the Owners' share of the net income of the limited partnership formed to acquire the West Allis Shopping Center which is expected to be consolidated for financial reporting purposes, assuming the limited partnership had been formed at the beginning of the period.

                               INDEX TO EXHIBITS



Exhibit 23    Consent of Independent Auditors